Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2019
Other LongTerm Liabilitie [Abstract]
OTHER LONG-TERM LIABILITIES

NOTE 14 – OTHER LONG-TERM LIABILITIES

Other long-term liabilities are summarized as follow:

	For the year ended December 31,
	2019	2018
Subsidy	2,178,548	1,994,366
Total	$2,178,548	$1,994,366

The subsidy mainly consists of an incentive granted by the Chinese government to encourage transformation of fixed assets in China and other miscellaneous subsidy from the Chinese government. For the year ended December 31, 2019, grant income increased by $0.18 million, as compared to the year ended December 31, 2018. The change was mainly due to timing of incurring qualifying expenses.